SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 6, 2002

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-15749 (Commission File Number)	31-1429215 (IRS Employer Identification No.)

17655 WATERVIEW PARKWAY DALLAS, TEXAS 75252 (Address and Zip Code of Principal Executive Offices)

(972) 348-5100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 9.  Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as  amended, except as shall be expressly set forth by specific reference in such a filing.

          Alliance Data Systems Corporation is furnishing its investor presentation that will be available via its web site, http://www.alliancedatasystems.com, beginning December 6, 2002. The presentation is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: December 6, 2002	By:	/s/ Edward J. Heffernan
Edward J. Heffernan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Web site presentation